U.S. Global Jets ETF
Schedule of Investments
March 31, 2024 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.3%
	Australia — 1.0%
3,828,766	Qantas Airways, Ltd. (a)	$13,597,799
	Brazil — 0.6%
304,807	Embraer SA - ADR (a)	8,120,058
	Canada — 5.3%
2,934,194	Air Canada (a)	42,478,717
692,523	Bombardier, Inc. - Class B (a)	29,729,588
		72,208,305
	China — 1.5%
2,663,807	Tongcheng Travel Holdings, Ltd. (a)	7,028,021
301,064	Trip.com Group, Ltd. - ADR (a)	13,213,700
		20,241,721
	France — 2.0%
47,798	Aeroports de Paris SA	6,554,170
606,525	Air France-KLM (a)	6,756,834
75,157	Airbus SE	13,842,555
		27,153,559
	Germany — 0.5%
851,627	Deutsche Lufthansa AG (a)	6,689,642
	Hungary — 0.5%
229,461	Wizz Air Holdings plc (a)(b)	6,215,112
	India — 0.6%
107,683	MakeMyTrip, Ltd. (a)(c)	7,650,877
	Ireland — 1.0%
93,569	Ryanair Holdings plc - ADR (c)	13,622,711
	Japan — 2.4%
603,997	ANA Holdings, Inc.	12,608,208
698,061	Japan Airlines Company, Ltd.	13,239,088
169,401	Japan Airport Terminal Company, Ltd.	6,679,578
		32,526,874
	Mexico — 1.6%
767,913	Grupo Aeroportuario del Centro Norte SAB de CV	7,564,344
460,055	Grupo Aeroportuario del Pacifico SAB de CV - Class B	7,415,064
22,431	Grupo Aeroportuario del Sureste SAB de CV - ADR	7,148,311
		22,127,719
	Norway — 0.4%
3,943,063	Norwegian Air Shuttle ASA (a)	5,945,557
	Panama — 0.5%
64,996	Copa Holdings SA - Class A	6,769,983
	Singapore — 0.5%
1,349,322	Singapore Airlines, Ltd.	6,395,601
	Spain — 1.5%
33,897	Aena SME SA (b)	6,672,177
206,337	Amadeus IT Group SA	13,231,782
		19,903,959
	Switzerland — 0.5%
30,539	Flughafen Zurich AG	6,928,291
	Thailand — 0.9%
7,119,362	Airports of Thailand pcl	12,731,439
	Turkey — 2.0%
256,393	Pegasus Hava Tasimaciligi AS (a)	6,475,151
1,210,016	TAV Havalimanlari Holding AS (a)	6,661,909
1,520,815	Turk Hava Yollari AO (a)	14,006,052
		27,143,112
	United Kingdom — 1.7%
917,686	easyJet plc	6,611,324
7,125,900	International Consolidated Airlines Group SA (a)	15,896,792
		22,508,116
	United States — 74.3% (d)
1,996,392	Air Transport Services Group, Inc. (a)(c)	27,470,354
1,035,221	Alaska Air Group, Inc. (a)	44,504,151
535,655	Allegiant Travel Company (c)	40,286,613
9,415,347	American Airlines Group, Inc. (a)	144,525,576
128,203	Boeing Company (a)	24,741,897
7,534	Booking Holdings, Inc.	27,332,447
3,300,616	Delta Air Lines, Inc.	158,000,487
191,794	Expedia Group, Inc. (a)	26,419,624
4,843,852	Frontier Group Holdings, Inc. (a)(c)	39,283,640
94,153	General Dynamics Corporation	26,597,281
5,647,995	JetBlue Airways Corporation (a)(c)	41,908,123
579,882	SkyWest, Inc. (a)	40,058,249
4,019,423	Southwest Airlines Company	117,326,957
2,600,360	Sun Country Airlines Holdings, Inc. (a)(g)	39,239,432
288,454	Textron, Inc.	27,671,392
965,819	TripAdvisor, Inc. (a)(c)	26,840,110
3,159,073	United Airlines Holdings, Inc. (a)	151,256,415
		1,003,462,748
	TOTAL COMMON STOCKS (Cost $1,463,270,499)	1,341,943,183

	PREFERRED STOCKS — 0.5%
	Brazil — 0.5%
870,736	Azul SA - ADR (a)(c)	6,765,619
	TOTAL PREFERRED STOCKS (Cost $7,365,279)	6,765,619

Units	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 6.6%
89,383,787	Mount Vernon Liquid Assets Portfolio, LLC - 5.52% (e)(f)	89,383,787
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $89,383,787)	89,383,787
Shares
	SHORT-TERM INVESTMENTS — 0.2%
2,467,935	First American Government Obligations Fund - Class X, 5.23% (e)	2,467,935
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,467,935)	2,467,935

	TOTAL INVESTMENTS (Cost $1,562,487,500) — 106.6%	1,440,560,524
	Liabilities in Excess of Other Assets — (6.6)%	(89,360,333)
	NET ASSETS — 100.0%	$1,351,200,191

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt.

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. At March 31, 2024, the value of these securities amounted to $12,887,289 or 1.0% of net assets.
(c) All or a portion of this security is out on loan as of March 31, 2024. The total value of securities on loan is $86,431,473 or 6.4% of net assets.
(d) To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting the country or region.

(e) Rate shown is the annualized seven-day yield as of March 31, 2024.
(f) Privately offered liquidity fund. (g) Affiliated Common Stock during the current fiscal period.

Summary of Fair Value Disclosure at March 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024:

U.S. Global Jets ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$1,341,943,183	$–	$–	$1,341,943,183
Investments Purchased with Proceeds From Securities Lending	–	89,383,787	–	89,383,787
Preferred Stocks	6,765,619	–	–	6,765,619
Short-Term Investments	2,467,935	–	–	2,467,935
Total Investments in Securities	$1,351,176,737	$89,383,787	$–	$1,440,560,524

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended March 31, 2024, the Fund did not recognize any transfers to or from Level 3.

Transactions With Affiliated Securities
Investments in issuers considered to be affiliate(s) of the Fund during the period ended March 31, 2024 for purposes of Section 2(a)(3) of the 1940 Act, due to the Fund owning greater than five percent of the outstanding voting shares, were as follows:

U.S. Global Jets ETF					Change in
					Unrealized
	Value at	Purchases	Proceeds	Net Realized	Appreciation	Value at
Affiliated Issuer	12/31/2023	at Cost	from Sales	Gain (Loss)	(Depreciation)	3/31/2024
Sun Country Airlines Holdings, Inc.*	$44,838,758	12,470,007	(16,011,450)	(679,602)	(1,378,281)	39,239,432
	$44,838,758			$(679,602)	$(1,378,281)	$39,239,432

* As of March 31, 2024 Sun Country Airlines Holdings, Inc. was not considered to be an affiliate of the Fund.